UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

MangoSoft, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-30781	87-0543565
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Riverside Street, Suite A, MS A-8 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 324-0400

12 Technology Way, Nashua, NH 03060
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 20, 2007, MangoSoft, Inc. (the “Company”) issued a press release announcing that its Board of Directors has set December 21, 2007 at the close of business as the record date for determining the stockholders entitled to participate in the Company’s previously announced rights offering. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The Company herewith files the following exhibit:

99.1 Press Release issued by the MangoSoft, Inc. on December 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MangoSoft, Inc.

Date: December 20, 2007	/s/ Dale Vincent
Dale Vincent
Chief Executive Officer